UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2021

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Xenetic Biosciences, Inc.

(Exact name of registrant as specified in charter)

Nevada	001-37937	45-2952962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Speen Street, Suite 102
Framingham, Massachusetts	01701
(Address of principal executive offices)	(Zip Code)

(781) 778-7720

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	XBIO	The Nasdaq Stock Market LLC
Purchase Warrants	XBIOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 7, 2021, Xenetic Biosciences, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). Below is a summary of the proposals and corresponding votes.

1.	The Company’s stockholders approved the election of the following seven nominees with each director receiving votes as follows:

Name	For	Withheld	Broker Non-Votes
Dr. Grigory Borisenko	2,268,150	1,002,011	4,463,160
Dr. James Callaway	2,387,099	883,062	4,463,160
Mr. Firdaus Jal Dastoor	2,839,388	430,773	4,463,160
Mr. Jeffrey Eisenberg	2,836,879	433,282	4,463,160
Dr. Roger Kornberg	2,248,776	1,021,385	4,463,160
Mr. Adam Logal	2,399,089	871,072	4,463,160
Mr. Alexey Vinogradov	2,830,074	440,087	4,463,160

2.	The Company’s stockholders voted upon and approved the ratification of the selection of Marcum LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2021. The votes on this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
7,554,719	106,532	72,070	-

3.	The Company’s stockholders voted upon and approved, on a non-binding, advisory basis, the Company’s named executive officer compensation. The votes on this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
2,690,613	472,665	106,883	4,463,160

4.	The Company’s stockholders voted upon and approved and adopted an amendment to the Company’s Amended and Restated Equity Incentive Plan to increase the aggregate number of shares of our common stock authorized under the plan by 1,500,000 shares. The votes on this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
2,568,737	670,987	30,437	4,463,160

No other matters were considered or voted upon at the Annual Meeting.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenetic Biosciences, Inc.
December 9, 2021
	By:	/s/ James Parslow
	Name:	James Parslow
	Title:	Chief Financial Officer

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